UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 29, 2025
Date of Report (Date of earliest event reported)
________________________________________________________
Axon Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16391	86-0741227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17800 N. 85th St.
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)
(480) 991-0797
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	AXON	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 29, 2025, Axon Enterprise, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (“Annual Meeting”). The total number of shares of the Company’s common stock, par value of $0.00001 per share, voted in person or by proxy at the Annual Meeting was 69,939,312 representing approximately 89.8% of the 77,848,148 shares outstanding as of the March 31, 2025 record date and entitled to vote at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each matter considered at the Annual Meeting is set out below. For more information regarding these matters, please refer to the Company’s amended Annual Report to Shareholders for the year ended December 31, 2024 on Form ARS relating to the Annual Meeting, which was filed with the SEC on May 12, 2025.
Proposal No. 1 — Election of Directors

The following nominees were elected directors for a term of one year (and until their successors are elected and qualified) by the votes indicated below.

	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Erika Ayers Badan	60,532,063	873,845	102,801	8,430,603
Adriane Brown	58,039,341	3,415,712	53,656	8,430,603
Julie Cullivan	57,170,662	4,240,583	97,464	8,430,603
Michael Garnreiter	57,585,621	3,618,066	305,022	8,430,603
Caitlin Kalinowski	60,803,823	650,559	54,327	8,430,603
Matthew McBrady	60,443,657	1,007,879	57,173	8,430,603
Hadi Partovi	47,261,760	14,200,206	46,743	8,430,603
Graham Smith	58,202,637	3,250,118	55,954	8,430,603
Patrick Smith	60,937,387	517,817	53,505	8,430,603
Jeri Williams	60,837,000	619,350	52,359	8,430,603

Proposal No. 2 — Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers (“Say-on-Pay”)

The non-binding advisory vote to approve the compensation of the Company’s named executive officers was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
41,045,381	20,288,102	175,226	8,430,603

Proposal No. 3 — Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountant for fiscal year 2025 was approved by the votes indicated below. There were no broker non-votes on this proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
69,706,359	127,061	105,892	—

Item 9.01 Financial Statements and Exhibits
(d)Exhibits

Exhibit Number	Exhibit Description
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2025	Axon Enterprise, Inc.

	By:	/s/ ISAIAH FIELDS
Isaiah Fields Chief Legal Officer and Corporate Secretary